Exhibit (a)(1)(ii)

LETTER OF TRANSMITTAL

To Tender Shares of Common Stock

of

NET2PHONE, INC.

Pursuant to the Offer to Purchase, Dated November 10, 2005

by

NTOP ACQUISITION, INC.,

a Wholly-Owned Subsidiary of

IDT CORPORATION

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW

YORK CITY TIME, ON MONDAY, DECEMBER 12, 2005, UNLESS EXTENDED.

DESCRIPTION OF SHARES TENDERED
Name(s) and Address(es) of Registered Holder(s), (Please Fill In, if Blank, Exactly as Name(s) Appear(s) on Share Certificate(s)	Share Certificate(s) and Share(s) Tendered (Attach Additional List if Necessary)
	Share Certificate*	Total Number of Shares Represented By Share Certificates*	Number of Shares Tendered**

  *Need not be completed by stockholders delivering Shares (as defined herein) by book-entry transfer.

**  Unless otherwise indicated, it will be assumed that all Shares evidenced by each Share Certificate (as defined herein) delivered to the Depositary are being tendered hereby. See Instruction 4.

Note:    Signatures must be provided below. Please read the instructions set forth in this Letter of Transmittal carefully.

Delivery of this Letter of Transmittal to an address other than as set forth on the back of this Letter of Transmittal does not constitute a valid delivery. You must sign this Letter of Transmittal in the appropriate space provided therefor, with signature guarantee if required, and complete the Substitute Form W-9 set forth below. See Instructions 1, 5 and 8.

The instructions accompanying this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed.

Stockholders of Net2Phone, Inc. must complete this Letter of Transmittal if either:

•	certificates (the “Share Certificates”) evidencing Shares are to be forwarded herewith; or

•	delivery of Shares is to be made by book-entry transfer to the account maintained by the Depositary at the “Depositary” at DTC (as defined in “Summary Term Sheet” in the Offer to Purchase and pursuant to the procedures set forth in “The Offer – Section 3. Procedures for Tendering Shares” in the Offer to Purchase) unless an Agent’s Message (as defined herein) is utilized.

Stockholders who deliver Shares by book-entry transfer are referred to herein as “Book-Entry Stockholders” and other stockholders who deliver Shares are referred to herein as “Certificate Stockholders.”

Stockholders whose Share Certificates are not immediately available or who cannot either (i) deliver their Share Certificates and all other documents required hereby to the Depositary prior to the Expiration Date (as defined in “The Offer—Section 1. Terms of the Offer; Expiration Date” in the Offer to Purchase) or (ii) comply with the procedures for book-entry transfer on a timely basis and who wish to tender their Shares must do so pursuant to the guaranteed delivery procedures set forth in “The Offer—Section 3. Procedures for Tendering Shares” in the Offer to Purchase. See Instruction 2. Delivery of documents to DTC does not constitute delivery to the Depositary.

The Depositary for the Offer is:

Wachovia Bank, N.A.

☐ Check here if Shares are being delivered by Book-Entry Transfer to the Depositary’s account at DTC and complete the following:

Name of Tendering Institution:

Account Number:

Transaction Code Number:

☐ Check here if Shares are being tendered pursuant to a Notice of Guaranteed Delivery previously sent to the Depositary and complete the following:

Name(s) of Tendering Holder(s):

Window Ticket No. (if any):

Date of Execution of Notice of Guaranteed Delivery:

Name of Eligible Institution which Guaranteed Delivery:

☐ Check here if tender is being made of Shares represented by lost, destroyed or stolen Share Certificate(s). See Instruction 11.

Number of Shares represented by lost, destroyed or stolen Share Certificate(s):

To Wachovia Bank, N.A.:

The undersigned hereby tenders to NTOP Acquisition, Inc. (“Purchaser”), a Delaware corporation and a wholly-owned subsidiary of IDT Corporation, a Delaware corporation, the shares of common stock, par value $0.01 per share (the “Shares”), of Net2Phone, Inc. (“Net2Phone”), a Delaware corporation, at $2.00 per Share, net to the tendering stockholder in cash, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated November 10, 2005 and, in this related Letter of Transmittal (which, together with any amendments or supplements hereto or thereto, collectively constitute the “Offer”), receipt of which is hereby acknowledged. The undersigned understands that Purchaser reserves the right to transfer or assign, in whole at any time, or in part from time to time, to one or more of its affiliates, the right to purchase all or any portion of the Shares tendered pursuant to the Offer, but the undersigned further understands that any such transfer or assignment will not relieve Purchaser of its obligations under the Offer and will in no way prejudice the rights of tendering stockholders to receive payment for Shares validly tendered and accepted for payment pursuant to the Offer.

Upon the terms and subject to the conditions of the Offer, subject to, and effective upon, acceptance for payment of, and payment for, the Shares tendered herewith in accordance with the terms of the Offer (including, if the Offer is extended or amended, the terms and conditions of such extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, Purchaser all rights, title and interest in and to all the Shares that are being tendered hereby and any and all non-cash dividends, distributions, rights, other Shares or other securities issued or issuable in respect thereof on or after December 12, 2005 (collectively, “Distributions”) and irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares and all Distributions, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver Share Certificates and all Distributions, or transfer ownership of such Shares and all Distributions on the account books maintained by DTC, together, in either such case, with all accompanying evidences of transfer and authenticity, to or upon the order of Purchaser, (ii) present such Shares and all Distributions for transfer on the books of Net2Phone, and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares and all Distributions, all in accordance with the terms and subject to the conditions of the Offer.

By executing this Letter of Transmittal, the undersigned hereby irrevocably appoints Purchaser’s officers and designees, and each of them, the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, (i) to vote at any annual or special meeting of Net2Phone’s stockholders or any adjournment or postponement thereof or otherwise in such manner as each such attorney-in-fact and proxy or his substitute shall in his sole discretion deem proper with respect to, (ii) to execute any written consent concerning any matter as each such attorney-in-fact and proxy or his substitute shall in his sole discretion deem proper with respect to, and (iii) to otherwise act as each such attorney-in-fact and proxy or his substitute shall in his sole discretion deem proper with respect to, all of the Shares (and any and all Distributions) tendered hereby and accepted for payment by Purchaser. This appointment will be effective if and when, and only to the extent that, Purchaser accepts such Shares for payment pursuant to the Offer. This power of attorney and proxy are irrevocable and are granted in consideration of the acceptance for payment of such Shares in accordance with the terms of the Offer. Such acceptance for payment shall, without further action, revoke any prior powers of attorney and proxies granted by the undersigned at any time with respect to such Shares (and any and all Distributions), and no subsequent powers of attorney, proxies, consents or revocations may be given by the undersigned with respect thereto (and, if given, will not be deemed effective). Purchaser reserves the right to require that, in order for the Shares to be deemed validly tendered, immediately upon Purchaser’s acceptance for payment of such Shares, Purchaser must be able to exercise full voting, consent and other rights with respect to such Shares (and any and all Distributions), including voting at any meeting of Net2Phone’s stockholders.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares and all Distributions tendered hereby and that, when the same are accepted for payment by Purchaser, Purchaser will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and the same will not be subject to any adverse claims.

The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares and all Distributions tendered hereby. In addition, the undersigned shall promptly remit and transfer promptly to the Depositary for the account of Purchaser any and all Distributions in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer, and, pending such remittance and transfer or appropriate assurance thereof, Purchaser shall be entitled to all rights and privileges as owner of any such Distributions and may withhold the entire purchase price of the Shares tendered hereby or deduct from such purchase price, the amount or value thereof, as determined by Purchaser in its sole discretion.

No authority herein conferred or agreed to be conferred shall be affected by, and such authority shall survive the death or incapacity of the undersigned, and any obligation of the undersigned. All obligations of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, successors and assigns of the undersigned. This tender is irrevocable, provided that Shares tendered pursuant to the Offer may be withdrawn at any time on or prior to the Expiration Date and, unless theretofore accepted for payment as provided in the Offer to Purchase, may also be withdrawn at any time after January 8, 2006, subject to the withdrawal rights set forth in “The Offer – Section 4. Withdrawal Rights” in the Offer to Purchase.

The undersigned understands that valid tender of Shares pursuant to any one of the procedures described in “The Offer – Section 3. Procedures for Tendering Shares” in the Offer to Purchase and in the instructions hereto will constitute the undersigned’s acceptance of the terms and conditions of the Offer (and if the Offer is extended or amended, the terms or conditions of any such extension or amendment). The Purchaser’s acceptance for payment of such Shares will constitute a binding agreement between the undersigned and Purchaser upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms or conditions of any such extension or amendment). Without limiting the foregoing, if the price to be paid in the Offer is amended in accordance with the terms of the Offer to Purchase, the price to be paid to the undersigned will be the amended price notwithstanding the fact that a different price is stated in this Letter of Transmittal. The undersigned recognizes that, under certain circumstances set forth in the Offer to Purchase, Purchaser may not be required to accept for payment any of the Shares tendered hereby.

Unless otherwise indicated herein under “Special Payment Instructions,” please issue the check for the purchase price of all Shares purchased and/or return any Share Certificates not tendered or not accepted for payment in the name(s) of the registered holder(s) appearing above under “Description of Shares Tendered.” Similarly, unless otherwise indicated under “Special Delivery Instructions,” please mail the check for the purchase price of all Shares purchased and/or return any Share Certificates not tendered or not accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under “Description of Shares Tendered.” In the event that the boxes entitled “Special Payment Instructions” and “Special Delivery Instructions” are both completed, please issue the check for the purchase price and/or issue any certificates evidencing Shares not tendered or not accepted for payment (and any accompanying documents, as appropriate) in the name(s) of, and deliver said check and/or return any such certificates to, the person(s) so indicated. Unless otherwise indicated herein in the box entitled “Special Payment Instructions,” please credit any Shares tendered herewith by book-entry transfer that are not accepted for payment by crediting the account at DTC designated above. The undersigned recognizes that Purchaser has no obligation, pursuant to the “Special Payment Instructions,” to transfer any Shares from the name of the registered holder thereof if Purchaser does not accept for payment any of the Shares so tendered.

SPECIAL PAYMENT INSTRUCTIONS

(See Instructions 1, 4, 5, 6 and 7)

To be completed ONLY if Share Certificates for Shares not tendered or not purchased and/or the check for the purchase price of Shares purchased are to be issued in the name of someone other than the undersigned, or if Shares tendered hereby and delivered by book-entry transfer which are not purchased are to be returned by credit to an account maintained at DTC other than that designated above.

Issue check and/or certificate to:

Name:

(Please Print)

Address:

(Include Zip Code)

(Tax Identification or Social Security Number):

☐        Credit unpurchased Shares delivered by book-entry transfer to DTC account set forth below.

Account Number:

SPECIAL DELIVERY INSTRUCTIONS (See Instructions 1, 4, 5, 6 and 7)

To be completed ONLY if Share Certificates for Shares not tendered or not purchased and/or the check for the purchase price of Shares purchased are to be sent to someone other than the undersigned, or to the undersigned at an address other than that shown above.

Issue check and/or certificate to:

Name:

(Please Print)

Address:

(Include Zip Code)

(Tax Identification or Social Security Number):

PLEASE SIGN ON THIS PAGE

(To be completed by all tendering Shares regardless of whether Shares are being physically delivered herewith)

X

X

(Signature(s) of Registered Holder(s) or Authorized Signatory)

Dated: , 200

(Must be signed by registered holder(s) exactly as name(s) appear(s) on the Share Certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted with this Letter of Transmittal. If signature is by trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5.)

Name(s):

(Please Print)

Name of Firm:

Capacity (full title):

Address:

(Include Zip Code)

Area Code and Telephone Number:

Taxpayer Identification or Social Security Number:

(Complete Substitute Form W-9 at the end of this Letter of Transmittal)

GUARANTEE OF SIGNATURE(S)

(See Instructions 1 and 5)

FOR USE BY FINANCIAL INSTITUTIONS ONLY

PLACE MEDALLION GUARANTEE IN SPACE BELOW

Name(s):

(Please Print)

Name of Firm:

Capacity (full title):

Address:

(Include Zip Code)

Area Code and Telephone Number:

Dated: , 200

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

1. GUARANTEE OF SIGNATURES. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a participant in the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program (each, an “Eligible Institution”).

No signature guarantee is required on this Letter of Transmittal (i) if this Letter of Transmittal is signed by the registered holder(s) of Shares (which term, for purposes of this section, includes any participant in any of DTC’s systems whose name appears on a security position listing as the owner of the Shares) tendered herewith and such registered holder(s) have not completed either the box entitled “Special Payment Instructions” or the box entitled “Special Delivery Instructions” on this Letter of Transmittal or (ii) if such Shares are tendered for the account of an Eligible Institution. See Instruction 5.

2. DELIVERY OF LETTER OF TRANSMITTAL AND SHARES; GUARANTEED DELIVERY PROCEDURES. This Letter of Transmittal is to be completed by stockholders of Net2Phone either if Share Certificates are to be forwarded herewith or, unless an Agent’s Message is utilized, if delivery of the Shares is to be made by book-entry transfer pursuant to the procedures set forth herein and in “The Offer – Section 3. Procedures for Tendering Shares” in the Offer to Purchase. For a stockholder to validly tender Shares pursuant to the Offer, a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), together with any required signature guarantees or an Agent’s Message (in connection with book-entry transfer of the Shares) and any other required documents, must be received by the Depositary at one of its addresses set forth herein prior to the Expiration Date (as defined in the Offer to Purchase) and either (i) Share Certificates for tendered Shares must be received by the Depositary at one of such addresses prior to the Expiration Date, (ii) Shares must be delivered pursuant to the procedures for book-entry transfer set forth herein and in “The Offer – Section 3. Procedures for Tendering Shares” in the Offer to Purchase and a Book-Entry Confirmation must be received by the Depositary prior to the Expiration Date or (iii) the tendering stockholder must comply with the guaranteed delivery procedures set forth herein and in “The Offer – Section 3. Procedures for Tendering Shares” in the Offer to Purchase.

Stockholders whose Share Certificates are not immediately available or who cannot deliver their Share Certificates and all other required documents to the Depositary on or prior to the Expiration Date or who cannot complete the procedures for book-entry transfer on a timely basis may nevertheless tender their Shares by properly completing and duly executing the Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth in “The Offer – Section 3. Procedures for Tendering Shares” in the Offer to Purchase. Pursuant to such procedure (i) such tender must be made by or through an Eligible Institution, (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by Purchaser, must be received by the Depositary on or prior to the Expiration Date and (iii) the Share Certificates or confirmation of any book-entry transfer into the Depositary’s account at DTC of Shares tendered by book-entry transfer, as well as a Letter of Transmittal, properly completed and duly executed with any required signature guarantees (or a facsimile thereof, properly completed and duly executed with any required signature guarantees or an Agent’s message), and all other documents required by this Letter of Transmittal must be received by the Depositary within three trading days after the date of execution of such Notice of Guaranteed Delivery. A “trading day” is any day on which the Nasdaq National Market is open for business.

The term “Agent’s Message” means a message transmitted by DTC to, and received by, the Depositary and forming a part of a Book-Entry Confirmation, which states that DTC has received an express acknowledgment from the participant in DTC tendering the Shares which are the subject of such Book-Entry Confirmation, that such participant has received and agrees to be bound by the terms of the Letter of Transmittal and that Purchaser may enforce such agreement against the participant. The signatures on this Letter of Transmittal cover the Shares tendered hereby.

If Share Certificates are forwarded to the Depositary in multiple deliveries, a properly completed and duly executed Letter of Transmittal (or facsimile hereof) must accompany each such delivery.

The method of delivery of the Shares, this Letter of Transmittal and all other required documents, including delivery through DTC, is at the election and risk of the tendering stockholder. The Shares will be deemed delivered only when actually received by the Depositary (including, in the case of a Book-Entry Transfer, by book entry confirmation). If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

No alternative, conditional or contingent tenders will be accepted, and no fractional Shares will be purchased. All tendering stockholders, by executing this Letter of Transmittal or facsimile thereof, waive any right to receive any notice of acceptance of their Shares for payment.

3. INADEQUATE SPACE. If the space provided herein under “Description of Shares Tendered” is inadequate, the number of Shares tendered and the Share Certificate numbers with respect to such Shares should be listed on a separate schedule and attached to the appropriate Letter of Transmittal.

4. PARTIAL TENDERS. (Applicable to holders of Share Certificates only). If fewer than all the Shares evidenced by any Share Certificate delivered to the Depositary herewith are to be tendered hereby, fill in the number of Shares that are to be tendered in the box entitled “Number of Shares Tendered”. In any such case, new certificate(s) for the remainder of the Shares that were evidenced by the old certificates will be sent to the person signing this Letter of Transmittal, unless otherwise provided in the box entitled “Special Delivery Instructions” on this Letter of Transmittal, as soon as practicable after the Expiration Date. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

5. SIGNATURES ON LETTER OF TRANSMITTAL, STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Share Certificate(s) without alteration, enlargement or any change whatsoever.

If any of the Shares tendered hereby are held of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

If any of the tendered Shares are registered in different names on several Share Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of Share Certificates.

If this Letter of Transmittal or any Share Certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Purchaser of the authority of such person so to act must be submitted.

If this Letter of Transmittal is signed by the registered holder(s) of the Shares listed and transmitted hereby, no endorsements of Share Certificates or separate stock powers are required unless payment or certificates for Shares not tendered or not accepted for payment are to be issued in the name of a person other than the registered holder(s). Signatures on any such Share Certificates or stock powers must be guaranteed by an Eligible Institution.

If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares evidenced by certificates listed and transmitted hereby, the Share Certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the Share Certificates. Signature(s) on any such Share Certificates or stock powers must be guaranteed by an Eligible Institution.

6. STOCK TRANSFER TAXES. Except as otherwise provided in this Instruction 6, Purchaser will pay all transfer taxes with respect to the transfer and sale of any Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price of any Shares purchased is to be made to, or if certificates for Shares not tendered or not accepted for payment are to be registered in the name of, any person other than the registered holder(s), or if tendered certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any transfer taxes (whether imposed on the registered holder(s) or such other person) payable on account of the transfer to such other person will be deducted from the purchase price if satisfactory evidence of the payment of such taxes, or exemption therefrom, is not submitted.

Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Share Certificates evidencing the Shares listed in this Letter of Transmittal.

7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If a check for the purchase price of any Shares accepted for payment is to be issued in the name of, and/or certificates for Shares not accepted for payment or not tendered are to be issued in the name of and/or returned to, a person other than the signer of this Letter of Transmittal or if a check is to be sent, and/or such certificates are to be returned, to a person other than the signer of this Letter of Transmittal, or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Any stockholder(s) delivering Shares by book-entry transfer may request that Shares not purchased be credited to such account maintained at DTC as such stockholder(s) may designate in the box entitled “Special Payment Instructions.” If no such instructions are given, any such Shares not purchased will be returned by crediting the account at DTC designated above as the account from which such Shares were delivered.

8. BACKUP WITHHOLDING. In order to avoid “backup withholding” of federal income tax on payments of cash pursuant to the Offer, a stockholder surrendering Shares in the Offer must, unless an exemption applies, provide the Depositary with such stockholder’s correct taxpayer identification number (“TIN”) on Substitute Form W-9 in this Letter of Transmittal and certify under penalties of perjury that such TIN is correct and that such stockholder is not subject to backup withholding. If a tendering stockholder is subject to backup withholding, such stockholder must cross out item (2) of the Certification box on the Substitute Form W-9.

Backup withholding is not an additional income tax. Rather, the amount of the backup withholding can be credited against the federal income tax liability of the person subject to the backup withholding, provided that the required information is given to the Internal Revenue Service (the “IRS”). If backup withholding results in an overpayment of tax, a refund can be obtained by the stockholder upon filing an income tax return.

The stockholder is required to give the Depositary the TIN (i.e., social security number or employer identification number) of the record owner of the Shares. If the Shares are held in more than one name or are not in the name of the actual owner, consult the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 accompanying this Letter of Transmittal for additional guidance on which number to report.

Certain stockholders (including, among others, all corporations and certain foreign individuals and entities) are not subject to backup withholding. Non-corporate foreign stockholders should complete and sign the main signature form and an appropriate Form W-8 (instead of Form W-9), a copy of which may be obtained from the Depositary, or from the IRS website at www.irs.gov, in order to avoid backup withholding. See the instructions to Form W-9 for more guidance.

9. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions or requests for assistance may be directed to, or additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery or the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be obtained from, D.F. King & Co., Inc., the information agent for the Offer at the address or telephone numbers set forth below, or from the stockholder’s broker, dealer, commercial bank, trust company or other nominee.

10. WAIVER OF CONDITIONS. Subject to the Offer to Purchase, Purchaser reserves the absolute right in its sole discretion to waive, at any time or from time to time, any of the specified conditions of the Offer (other than the Majority of the Minority Condition, as defined therein,) in whole or in part, in the case of any Shares tendered.

11. LOST, DESTROYED OR STOLEN SHARE CERTIFICATES. If any Share Certificate(s) have been lost, destroyed or stolen, the holder of the Shares represented thereby should promptly notify the Depositary by checking the box at the bottom of page 2 of this Letter of Transmittal and indicating the number of Shares lost with respect thereto. The stockholder will then be instructed as to the steps that must be taken in order to replace the Share Certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen Share Certificates have been followed.

Important: This Letter of Transmittal or facsimile hereof or an Agent’s Message, together with Share Certificates or confirmation of book-entry transfer, and all other required documents, and the Notice of Guaranteed Delivery, if applicable, must be received by the Depositary on or prior to the Expiration Date.

IMPORTANT TAX INFORMATION

Under U.S. federal income tax laws, a stockholder whose tendered Shares are accepted for payment is required by law to provide the Depositary (as payer) with such stockholder’s correct TIN on Substitute Form W-9 below. If such stockholder is an individual, the TIN is such stockholder’s social security number. If a tendering stockholder is subject to backup withholding, such stockholder must cross out item (2) of the Certification box on the Substitute Form W-9. If the Depositary is not provided with the correct TIN, the stockholder may be subject to a $50 penalty imposed by the IRS. In addition, payments that are made to such stockholder with respect to Shares purchased pursuant to the Offer may be subject to backup withholding. If a stockholder makes a false statement that results in no imposition of backup withholding, and there was no reasonable basis for such statement, a $500 penalty may also be imposed by the IRS, in addition to any criminal penalty provided by law.

Certain stockholders (including, among others, all corporations and certain foreign stockholders) are not subject to these backup withholding and reporting requirements. In order for a non-corporate foreign stockholder to qualify as an exempt recipient, that stockholder must submit an appropriate Form W-8 (instead of Form W-9), signed under penalties of perjury, attesting to that stockholder’s exempt status. Such Form may be obtained from the Depositary or from the website maintained by the IRS at www.irs.gov. Exempt stockholders, other than non-corporate foreign stockholders, should furnish their TIN, write “exempt” on the face of the Substitute Form W-9 below and sign, date and return the Substitute Form W-9 to the Depositary. See the instructions to Form W-9 for additional guidance. A stockholder should consult such stockholder’s tax advisor as to such stockholder’s qualification for exemption from backup withholding and the procedure for obtaining such exemption.

If backup withholding applies, the Depositary is required to withhold 28% of any payments made to the stockholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained from the IRS by filing an appropriate claim.

PURPOSE OF SUBSTITUTE FORM W-9

To prevent backup withholding tax with respect to payment for Shares purchased pursuant to the Offer, the stockholder must provide the Depositary with such stockholder’s correct taxpayer identification number by completing the form contained herein, certifying that the taxpayer identification number provided on Substitute Form W-9 is correct and that (1) such stockholder has not been notified by the IRS that such stockholder is subject to backup withholding tax as a result of failure to report all interest or dividends or (2) the IRS has notified the stockholder that he or she is no longer subject to backup withholding tax.

WHAT NUMBER TO GIVE THE DEPOSITARY

The stockholder is required to give the Depositary the social security number or employer identification number of such stockholder. If the Shares are registered in more than one name or are not in the name of the actual owner, consult the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 accompanying this Letter of Transmittal for additional guidance on which number to report.

SUBSTITUTE FORM W-9 Department of the Treasury Internal Revenue Service Payer’s Request for Taxpayer Identification Number (TIN) and Certification	PART I—PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.	SOCIAL SECURITY NUMBER OR EMPLOYER IDENTIFICATION NUMBER
	PART II—EXEMPT FROM BACKUP WITHHOLDING ☐	PART IV—AWAITING TIN ☐

PART III—CERTIFICATION.    Under Penalties of Perjury, I certify that:

(1)  The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me),

(2)  I am not subject to backup withholding because: (A) I am exempt from backup withholding, (B) I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of failure to report all interest or dividends, or (C) the IRS has notified me that I am no longer subject to backup withholding, and

(3)  I am a U.S. person (including a U.S. resident alien).

CERTIFICATION INSTRUCTIONS—You must cross out item (2) in Part 3 above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you are subject to backup withholding you receive another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).

SIGNATURE                                                                                        DATE

NAME

BUSINESS NAME, IF DIFFERENT

ADDRESS

CITY                                                                                                STATE

ZIP CODE

CHECK APPROPRIATE BOX:    ☐  individual/sole proprietor    ☐    corporation

☐  partnership    ☐    other

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECK

THE BOX IN PART 4 OF SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number a portion of all reportable payments made to me will be withheld.

SIGNATURE	DATE

NOTE:	FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

Facsimiles of the Letter of Transmittal, properly completed and duly signed, will be accepted. The Letter of Transmittal, Share Certificates and any other required documents should be sent or delivered by each stockholder to such stockholder’s broker, dealer, commercial bank, trust company or other nominee to the Depositary at one of its addresses set forth below.

The Depositary for the Offer is:

Wachovia Bank, N.A.

By Hand:	By Mail:	By Overnight Mail or Courier:

Corporate Actions — NC 1153 1525 West W.T. Harris Boulevard, 3C3 Charlotte, NC 28262-8522	Corporate Actions — NC 1153 1525 West W.T. Harris Boulevard, 3C3 Charlotte, NC 28262-8522	Corporate Actions — NC 1153 1525 West W.T. Harris Boulevard, 3C3 Charlotte, NC 28262-8522

By Facsimile Transmission (Eligible Institutions only):

(704) 590-7599

Confirm Receipt of Facsimile by Telephone (Call Toll-Free):

(800) 829-8432

Questions or requests for assistance or for additional copies of the Offer to Purchase, the related Letter of Transmittal or other materials related to the Offer may be directed to D.F. King & Co., Inc., the information agent for the Offer, at its address and telephone number set forth below. Stockholders may also contact brokers, dealers, banks, trust companies or other nominees for assistance concerning the Offer.

The Information Agent for the Offer is:

D.F. King & Co., Inc.

48 Wall Street

New York, NY 10005

Banks and Brokers Call Collect: (212) 269-5550

All Others Call Toll-Free: (800) 290-6429